OPTIMUM FUND TRUST
Optimum Large Cap Value Fund

(the "Fund")

Supplement to the Fund's Statement of Additional Information dated July 29, 2005

The following replaces the information for Massachusetts Financial Services Company in the section "Other Accounts Managed - Large Cap Value Fund" under "Portfolio Managers" on page 69 in the Statement of Additional Information:
Large Cap Value Fund:
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Massachusetts Financial Services Company
Nevin P. Chitkara[1]
Registered Investment Companies	22	$33,628,823,898	0	$0
Other Pooled Investment Vehicles	2	$949,264,784	0	$0
Other Accounts	22	$4,160,960,718	1	$446,819,794
Steven R. Gorham[1]
Registered Investment Companies	22	$33,628,823,898	0	$0
Other Pooled Investment Vehicles	2	$949,264,784	0	$0
Other Accounts	23	$4,163,385,394	1	$446,819,794
1 Information as of March 31, 2006.

The following information is added in the section "Ownership of Shares" under "Portfolio Managers" on page 91 in the Statement of Additional Information:
Portfolio Manager	Dollar Range of Fund Shares Owned[1]
Nevin P. Chitkara[2]	None

1 Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
2 Mr. Chitkara was added as a portfolio manager to Optimum Large Cap Value Fund on May 1, 2006.

This Supplement is dated May 8, 2006.